UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2006
OPTELECOM-NKF, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-8828	52-1010850
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
12920 Cloverleaf Center Drive, Germantown, Maryland 20874
(Address of principal executive offices)           (ZIP Code)
Registrant’s telephone number, including area code: (301) 444-2200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     Effective August 15, 2006, Optelecom-NKF, Inc. (the “Company”) and Steven Tamburo entered into an Employment Agreement under which Mr. Tamburo will serve as the Company’s Chief Financial Officer. The term of the Employment Agreement is one year. Under the terms of the Employment Agreement, Mr. Tamburo will be entitled to receive the following compensation and benefits:
•	Annual base salary of $165,000;

•	An opportunity under the Company’s incentive compensation plan to earn a cash bonus of up to 25% of base salary, prorated based on the number of days employed, and an opportunity to earn restricted stock and stock options under the incentive compensation plan, to be determined by the Company’s board of directors;

•	As further compensation, an award of non-qualified stock options to purchase 7,500 shares of the Company’s common stock at the market price at the close of trading on August 15, 2006, which will vest 25% on August 15, 2006, an additional 50% on August 15, 2007 and the remaining 25% on August 15, 2008.

•	Reimbursement for all ordinary, necessary and reasonable business expenses incurred or expended by Mr. Tamburo in the performance of his services under the Employment Agreement;

•	Twenty days of paid vacation and three days of paid sick leave per year;

•	Participation in the Company’s group medical, dental, long-term and short-term disability insurance, life insurance and 401(k) plan available to executives of the Company generally;

•	Three months severance if prior to a change of control of the Company Mr. Tamburo is terminated by the Company without cause or terminates his employment for good reason; and

•	Twenty-four months severance and any bonus earned through the date of termination if after a change of control of the Company Mr. Tamburo is terminated by the Company without cause or terminates his employment for good reason.
     Other than in respect of the Employment Agreement, Mr. Tamburo does not have any material relationship with the Company or its affiliates.
     This summary of the terms of the Employment Agreement with Mr. Tamburo is qualified in its entirety by the text of the Employment Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. A copy of the press release announcing the appointment of Mr. Tamburo as the Company’s Chief Financial Officer is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective August 15, 2006, the Board of Directors of the Company appointed Steven Tamburo to serve as Chief Financial Officer of the Company and the Company entered into an Employment Agreement with Mr. Tamburo. From June 2005 to January 2006, Mr. Tamburo served as the Executive Vice President and Chief Financial Officer of the Wilmington, Delaware based Access Group, Inc., an $8 billion non-profit education financing organization serving the higher education market segment. Prior to joining Access Group, Inc., Mr. Tamburo, 37, served as Executive Vice President and Chief Financial Officer of Riggs National Corporation from January 2001 to May 2005. Prior to working at Riggs National Corporation, Mr. Tamburo served as a Senior Manager at KPMG LLP, responsible for multiple aspects of audits for public and private institutions. Mr. Tamburo is a graduate of St. Joseph’s University, Philadelphia, Pennsylvania, where he earned a BS in Accounting. He is a Certified Public Accountant. There are no family relationships between Mr. Tamburo and any director or executive officer of the Company.
     The material terms of the Employment Agreement between the Company and Mr. Tamburo are set forth in Item 1.01 above and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1	Employment Agreement, effective August 15, 2006, between Optelecom-NKF, Inc. and Steven Tamburo.

Exhibit 99.1	Press release issued by Optelecom-NKF, Inc. on August 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTELECOM-NKF, INC.
By:	/s/ Edmund Ludwig
Edmund Ludwig
Chief Executive Officer

Date: August 15, 2006

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
OPTELECOM-NKF, INC.
EXHIBIT INDEX TO FORM 8-K

Exhibit No.	Item

Exhibit 10.1	Employment Agreement, effective August 15, 2006, between Optelecom-NKF, Inc. and Steven Tamburo.

Exhibit 99.1	Press release issued by Optelecom-NKF, Inc. on August 15, 2006